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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on April 28, 2000.

             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.

                   By:   /s/ Harold J. Schaaff, Jr.
                         ----------------------------
                             Harold J. Schaaff, Jr.
                             President

         Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


SIGNATURE                                TITLE(S)                DATE

 /s/ Harold J. Schaaff, Jr               President               April 28, 2000
---------------------------------
Harold J. Schaaff, Jr

*/s/ Barton M. Biggs                     Director (Chairman)     April 28, 2000
---------------------------------
Barton M. Biggs

*/s/ John D. Barrett, II                 Director                April 28, 2000
---------------------------------
John D. Barrett,  II

*/s/ Gerard E. Jones                     Director                April 28, 2000
---------------------------------
Gerard E. Jones

*/s/ Graham Jones                        Director                April 28, 2000
---------------------------------
Graham Jones

*/s/ John Levin                          Director                April 28, 2000
---------------------------------
John Levin

*/s/ Andrew McNally, IV                  Director                April 28, 2000
---------------------------------
Andrew McNally,  IV

*/s/ William Morton                      Director                April 28, 2000
---------------------------------
William Morton

*/s/ Samuel T. Reeves                    Director                April 28, 2000
---------------------------------
Samuel T. Reeves

*/s/ Fergus Reid                         Director                April 28, 2000
---------------------------------
Fergus Reid

*/s/ Frederick O. Robertshaw             Director                April 28, 2000
---------------------------------
Frederick O. Robertshaw

/s/ Belinda A. Brady                     Treasurer               April 28, 2000
---------------------------------
Belinda A. Brady


*By: /s/ Harold J. Schaaff, Jr.
---------------------------------
       Harold J. Schaaff, Jr.
       Attorney-In-Fact